UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 27, 2005
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                  THE NATIONAL BANK OF INDIANAPOLIS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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            Indiana                      000-21671              35-1887991
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                      Identification No.)
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                    107 North Pennsylvania Street, Suite 700
                           Indianapolis, Indiana 46204
          (Address of Principal Executive Offices, including Zip Code)

                                 (317) 261-9000
              (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.  Entry into a Material Definitive Agreement.
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         On July 27, 2005, the Compensation Committee of The National Bank of
Indianapolis Corporation approved an increase in the salaries for Morris L. Maurer, President and Chief Executive Officer, and Philip B. Roby, Executive Vice President and Chief Operating Officer, to $295,000 and $261,000, respectively.

Item 9.01.  Financial Statements and Exhibits.

         (c)      Exhibits

         10(g)    Schedule of Executive Officers Compensation Arrangements
                 (as amended)


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  July 29, 2005

                                                 THE NATIONAL BANK OF
                                                 INDIANAPOLIS CORPORATION

                                                 By: /s/ Debra L. Ross
                                                     --------------------------
                                                     Debra L. Ross
                                                     Chief Financial Officer